                                                                   Exhibit 10.22


            SECOND AMENDMENT AND WAIVER, dated as of October 20, 2000 (this "AMENDMENT"), to the Credit Agreement, dated as of April 29, 1998 (as amended by the First Amendment to the Credit Agreement, dated as of October 22, 1999, the "CREDIT AGREEMENT"), among GROVE WORLDWIDE LLC, a Delaware limited liability company (the "COMPANY"), GROVE CAPITAL, INC., a Delaware corporation and a Wholly Owned Subsidiary of the Company ("GROVE CAPITAL"; the Company and Grove Capital, individually, a "BORROWER" and collectively, the "Borrowers"), the several banks and other financial institutions or entities from time to time parties to this Agreement (collectively, the "LENDERS"; individually, a "LENDER") and THE CHASE MANHATTAN BANK, as Administrative Agent (as hereinafter defined) for the Lenders hereunder.


                              W I T N E S S E T H:

            WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrowers; and

            WHEREAS, the Borrowers have requested, and, upon this Amendment becoming effective, the Required Lenders have agreed that certain provisions of the Credit Agreement be amended in the manner provided for in this Amendment.

            NOW, THEREFORE, in consideration of the premises contained herein, the parties hereto hereby agree as follows:

            1. DEFINED TERMS. Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

            2. AMENDMENTS TO SECTION 1 OF THE CREDIT AGREEMENT. Subsection 1.1 of the Credit Agreement is hereby amended as follows:

            (a) by adding the following definitions in their proper alphabetical order:

            "ACCOUNTS": all of the accounts, instruments, documents, chattel paper and general intangibles of the Borrower or any of its Subsidiaries, whether secured or unsecured, whether now existing or hereafter created or arising, and whether or not specifically assigned to the Administrative Agent for the ratable benefit of the Lenders.

            "ACCOUNT DEBTOR": the Person obligated on an Account.

            "BILL AND HOLD": Accounts that have been invoiced but for which the related goods have not been shipped (other than Accounts for which the customer purchase order and Included Divisions' order acknowledgment and invoice acknowledge the transfer of title upon final testing and inspection of the unit up to a maximum of $1,000,000 in any one month, PROVIDED, that such Account is not more than 30 days past the invoice date).

            "BORROWING BASE": at any date, the amount of the then most recent computation of the Borrowing Base, determined by calculating the amount equal to:

            (a) 85% of (i) Domestic Eligible Accounts minus (ii) the applicable
                Dilution Reserve at such date;

            PLUS

            (b) 50% of (i) Deutsche Grove Eligible Accounts minus (ii) the applicable Dilution Reserve;

            (c) 25% of Eligible Raw Materials;

            (d) 25% of Eligible Work-in-Process;

            (e) 55% of Domestic Eligible Finished Goods;

            (f) 25% of (i) Deutsche Grove Eligible Finished Goods minus (ii) the
                Reserve for Leasehold Obligations; and

            (g) 20% of Eligible Service Parts.

      Borrowing Base standards may be fixed and revised from time to time by the Administrative Agent in the Administrative Agent's Permitted Discretion with ten days prior notice to the Company. The Borrowing Base will be computed hereunder by the Company on a monthly basis based on information available to the Administrative Agent including, without limitation, the periodic reports and listings delivered to the Administrative Agent in accordance with Section 6, and a monthly Borrowing Base Certificate from a Responsible Officer of the Borrower presenting the Borrower's computation of the Borrowing Base will be periodically delivered to the Administrative Agent in accordance with Section 6.12(a).

            "BORROWING BASE CERTIFICATE": a certificate duly executed by a Responsible Officer substantially in the form of Exhibit M.

            "COMMERZBANK FACILITY": the cash credit line in the amount of DM 51,000,000 from Commerzbank (Wilhelmshaven) and Deutsche Bank to Deutsche Grove GmbH, dated September 2000.

            "DEUTSCHE GROVE": a division of Grove Worldwide Holdings Germany GmbH in accordance with the Borrower's current and historical classification.

            "DEUTSCHE GROVE ELIGIBLE ACCOUNTS": on any date of determination thereof, all Accounts of Deutsche Grove on such date, that (i) have been invoiced and represent the bona fide sale of merchandise in the ordinary course of business in connection with its trade operations and (ii) are deemed by the Administrative Agent in good faith to be eligible for inclusion in the calculation of the Borrowing Base. Without limiting the foregoing, to qualify as a Deutsche Grove Eligible Account, an Account shall indicate

      Deutsche Grove (whether by legal or trade name) as sole payee and as sole remittance party. In determining the amount to be so included, the face amount of Accounts shall be reduced, without duplication, by (a) the aggregate amount of all cash received in respect of the Accounts but not yet applied by Deutsche Grove to reduce the amount of Accounts, (b) the amount of all actual returns, discounts, claims, credits, charges, price adjustments or other adjustments asserted or taken by Account Debtors of Deutsche Grove (to the extent the same are included in Accounts), (c) the amount of Deutsche Grove Finance Company Receivables and (d) the aggregate amount of all other reserves, limits and deductions provided for in this definition and elsewhere in this Agreement.

            Standards of eligibility for Accounts may be fixed and revised from time to time solely by the Administrative Agent in the Administrative Agent's Permitted Discretion with ten days prior notice by the Administrative Agent to the Borrower.

            In general, without limiting the foregoing, a Deutsche Grove Eligible Account must comply with all of the following requirements (unless otherwise approved from time to time in writing by the Administrative Agent):

            (a) all payments due on the Account have been billed and invoiced in a timely fashion and in the normal course of business;

            (b) no payment on any invoice is outstanding on the Account for more than 90 days after the date of invoice or is more than 60 days past due (to be reduced by the net credit balances within these categories);

            (c) such Account is not an extended terms account, payment plan, or single contract account which offers terms of more than 30 days from invoice date;

            (d) the payments due on 50% or more of all Accounts owing to
                Deutsche Grove by the applicable Account Debtor are less than 90 days past the date of invoice;

            (e) the total Accounts owing to Deutsche Grove by the applicable
                Account Debtor constitute 10% or less of the aggregate Accounts owing to Deutsche Grove by all Account Debtors, or if the total Accounts of the applicable Account Debtor exceed 10% of the aggregate of all Accounts owing to Deutsche Grove by all Account Debtors, the Accounts of the applicable Account Debtor up to such 10% limit shall be deemed to constitute Deutsche Grove Eligible Accounts (subject to compliance with all other applicable standards of eligibility) and the Accounts of the applicable Account Debtor exceeding such 10% limit shall be included within Deutsche Grove Eligible Accounts (subject to compliance with all other applicable standards of eligibility) only if the Accounts exceeding such 10% limit are backed or secured by credit insurance or a guarantee issued by a bank reasonably satisfactory to the Administrative Agent in all respects and such credit insurance or such guarantee has been assigned to or issued in favor of, as the case may be, the Administrative Agent upon terms acceptable to the Administrative Agent in its discretion;

            (f) the Account (x) is free and clear of all security interests, liens, charges and encumbrances of any nature whatsoever (except for the Lien in favor of the Administrative Agent and any Lien under the Commerzbank Facility) and (y) has not been sold or factored to Commerzbank under the Commerzbank Facility;

            (g) the Account arose from a completed, outright and lawful sale of goods, to which title has passed to the applicable Account Debtor on an absolute sales basis, or from the rendering of services by or on behalf of Deutsche Grove;

            (h) the Account does not arise out of a bill and hold,
                sale-or-return, consignment, memo, progress billing, promotional, sample or trial basis, C.O.D. or cash in advance arrangement or is subject to any setoff, contra (any amount for which there is an offsetting liability from Deutsche Grove), offset, deduction, dispute, chargeback, credit, counterclaim, subject to retainage or holdbacks of any type or other defense arising out of the transactions represented by the Account or independently thereof;

            (i) the applicable Account Debtor is not any Governmental Authority, unless there has been compliance satisfactory to the Administrative Agent in all respects with the Assignment of Claims Act or similar foreign statutes;

            (j) the applicable Account Debtor is not an Affiliate of Deutsche
                Grove or any of its Subsidiaries or an employee, officer, sales representative, agent or shareholder thereof;

            (k) the Account Debtor must be located in the United States, France,
                Germany, Italy, Spain, Switzerland or the United Kingdom or in another foreign jurisdiction acceptable to the Administrative Agent, except for Accounts insured or backed by credit insurance or a letter of credit in form and substance acceptable to the Administrative Agent in all respects;

            (l) the Account complies with all material Requirements of Law
                (including without limitation, all usury laws, fair credit reporting and billing laws, fair debt collection practices and rules, and regulations relating to truth in lending and other similar matters);

            (m) the Account is in full force and effect and constitutes a legal, valid and binding obligation of the applicable Account Debtor enforceable in accordance with the terms thereof;

            (n) the Account is denominated in and provides for payment by the applicable Account Debtor in Dollars, Deutsche Marks, Euros, Pounds Sterling or other currency acceptable to the Agent;

            (o) the Account has not been and is not required to be charged or written off as uncollectible in accordance with GAAP;

            (p) the Account Debtor (i) is not a creditor of Deutsche Grove, (ii)
                has not asserted a right of setoff against Deutsche Grove or
                (iii) has not disputed its liability (whether by chargeback or otherwise) or made any claim with respect to the Account or any other Account of Deutsche Grove which has not been resolved, in each case without duplication, to the extent of the amount owed by the borrower to the Account Debtor, the amount of such actual or asserted right of setoff;

            (q) the Account Debtor is solvent and is not the subject of any bankruptcy case or insolvency proceeding of any kind;

            (r) a check, promissory note, draft, trade acceptance or other instrument for the payment of money has been received, presented for payment and returned uncollected for any reason.

            In determining the aggregate amount of Accounts from the same Account Debtor that are unpaid more than 90 days from the date of invoice or more than 60 days from the due date pursuant to clause (b) above, there shall be excluded the amount of any net credit balances relating to Accounts with invoice dates more than 90 days prior to the date of determination or more than 60 days from the due date.

            "DEUTSCHE GROVE ELIGIBLE FINISHED GOODS": on any date, the Inventory Value of Finished Goods of Deutsche Grove (subject to the same standards of eligibility as set forth in the definition of "Eligible Inventory" hereunder) on such date as determined by an analysis of production reports or physical inspection of work-in-process in accordance with the current and historical classification of finished goods excluding prototypes, demonstrators, used cranes and manlifts, and rental cranes and manlifts.

            "DEUTSCHE GROVE FINANCE COMPANY RECEIVABLES": 10% of the value of Accounts that are less than 90 days from invoice date and owed from customers that have refinanced their receivables with finance companies that Deutsche Grove has agreed to provide residual value guarantees in excess of 10%. The Administrative Agent may adjust this percentage based on a quarterly review of a supporting documents submitted in accordance with Section 6.12.

            "DILUTION FACTORS": with respect to any period, the aggregate amount of all gross deductions, credit memos, returns, adjustments, allowances, bad debt write-offs and other non-cash credits to Accounts of the Included Divisions (or, for purposes of calculating the applicable Dilution Reserve in the case of Deutsche Grove, Accounts of Deutsche Grove) arising from transactions conducted in the normal course of business.

            "DILUTION RATIO": at any date, the amount (expressed as a percentage) equal to (a) the aggregate amount of the applicable Dilution Factors for the 12 most recently ended fiscal months DIVIDED by (b) total gross sales of the Included Divisions or Deutsche Grove, as the case may be, for the 12 most recently ended fiscal months; provided that the Dilution Ratio for Deutsche Grove be fixed at the higher of 12.0% or the most recently calculated dilution ratio until such time as Deutsche Grove has provided six consecutive months of rollforward data as detailed at Exhibit M hereto that is acceptable to the Administrative Agent (at which time the Dilution Ratio shall be the amount most recently calculated).

            "DILUTION RESERVE": at any date the applicable Dilution Ratio multiplied by the Domestic Eligible Accounts (or, for purposes of calculating the applicable Dilution Reserve in the case of Deutsche Grove, the Deutsche Grove Eligible Accounts) on such date.

            "DOMESTIC ELIGIBLE ACCOUNTS": on any date of determination thereof, all Accounts of the Included Divisions on such date, that (i) have been invoiced and represent the bona fide sale of merchandise in the ordinary course of business in connection with its trade operations and (ii) are deemed by the Administrative Agent in good faith to be eligible for inclusion in the calculation of the Borrowing Base. Without limiting the foregoing, to qualify as a Domestic Eligible Account, an Account shall indicate the Included Division (whether by legal or trade name) as sole payee and as sole remittance party. In determining the amount to be so included, the face amount of Accounts shall be reduced, without duplication, by (a) the aggregate amount of all cash received in respect of the Accounts but not yet applied by the Included Divisions to reduce the amount of Accounts, (b) the amount of all actual returns, discounts, claims, credits, charges, price adjustments or other adjustments asserted or taken by Account Debtors of the Included Divisions (to the extent the same are included in Accounts), and (c) the aggregate amount of all other reserves, limits and deductions provided for in this definition and elsewhere in this Agreement.

            Standards of eligibility for Accounts may be fixed and revised from time to time solely by the Administrative Agent in the Administrative Agent's Permitted Discretion with ten days prior notice by the Administrative Agent to the Borrower.

            In general, without limiting the foregoing, a Domestic Eligible Account must comply with all of the following requirements (unless otherwise approved from time to time in writing by the Administrative Agent):

            (a) all payments due on the Account have been billed and invoiced in a timely fashion and in the normal course of business;

            (b) no payment on any invoice is outstanding on the Account for more than 90 days after the date of invoice or is more than 60 days past due (to be reduced by the net credit balances within these categories);

            (c) such Account is not an extended terms account which offers terms of more than 30 days from invoice date;

            (d) the payments due on 50% or more of all Accounts owing to the
                Included Divisions by the applicable Account Debtor are less than 90 days past the date of invoice;

            (e) the total Accounts owing to the Included Divisions by the applicable Account Debtor constitute 10% or less of the aggregate Accounts owing to the Included Divisions by all Account Debtors, or if the total Accounts of the applicable Account Debtor exceed 10% of the aggregate of all Accounts owing to the Included Divisions by all Account Debtors, the Accounts of the applicable Account Debtor up to such 10% limit shall be deemed to constitute Domestic Eligible Accounts (subject to compliance with all other applicable standards of eligibility) and the Accounts of the applicable Account Debtor exceeding such 10% limit shall be included within Domestic Eligible Accounts (subject to compliance with all other applicable standards of eligibility) only if the Accounts exceeding such 10% limit are backed or secured by credit insurance or a guarantee issued by a bank reasonably satisfactory to the Administrative Agent in all respects and such credit insurance or such guarantee has been assigned to or issued in favor of, as the case may be, the Administrative Agent upon terms acceptable to the Administrative Agent in its discretion;

            (f) the Account is free and clear of all security interests, liens, charges and encumbrances of any nature whatsoever (except for the Lien in favor of the Administrative Agent);

            (g) the Account arose from a completed, outright and lawful sale of goods, to which title has passed to the applicable Account Debtor on an absolute sales basis, or from the rendering of services by or on behalf of any Included Division;

            (h) the Account constitutes an "account" within the meaning of the
                Uniform Commercial Code of the state in which such Included Division's principal offices are located;

            (i) the Account does not arise out of a Bill and Hold,
                sale-or-return, consignment, memo, progress billing, promotional, sample or trial basis, C.O.D. or cash in advance arrangement or is subject to any setoff, contra (any amount for which there is an offsetting liability from any Included Division), offset, deduction, dispute, chargeback, credit, counterclaim, subject to retainage or holdbacks of any type or other defense arising out of the transactions represented by the Account or independently thereof;

            (j) the applicable Account Debtor is not any authority of the United
                States of America, unless there has been compliance satisfactory to the Administrative Agent in all respects with the Assignment of Claims Act or similar state statutes;

            (k) the applicable Account Debtor is not an Affiliate of any
                Included Division or any of their Subsidiaries or an employee, officer, sales representative, agent or shareholder thereof;

            (l) the Account Debtor must be located in the United States, Canada or another foreign jurisdiction acceptable to the Administrative Agent (PROVIDED, that, in the case of such other foreign jurisdiction, only 50% of the Account is eligible for inclusion as a Domestic Eligible Account providing that all of the other conditions set forth in clauses (l) through (t) of this definition have been complied with), except for Accounts insured or backed by credit insurance or a letter of credit in form and substance acceptable to the Administrative Agent in all respects;

            (m) the Account complies with all material Requirements of Law
                (including without limitation, all usury laws, fair credit reporting and billing laws, fair debt collection practices and rules, and regulations relating to truth in lending and other similar matters);

            (n) the Account is in full force and effect and constitutes a legal, valid and binding obligation of the applicable Account Debtor enforceable in accordance with the terms thereof;

            (o) the Account is denominated in and provides for payment by the applicable Account Debtor in Dollars;

            (p) the Account has not been and is not required to be charged or written off as uncollectible in accordance with GAAP;

            (q) if the Account is owing by an Account Debtor for which the applicable Included Division must have filed a "Notice of Business Activities Report" or similar report in a state or states where failure to comply with such filing of notice precludes bringing suit against the applicable Account Debtor, the applicable Included Division must have filed such requisite activities report or other similar report and otherwise be in full compliance with such Requirement of Law;

            (r) the Account Debtor (i) is not a creditor of any Included
                Division, (ii) has not asserted a right of setoff against such Included Division or (iii) has disputed its liability (whether by chargeback or otherwise) or made any claim with respect to the Account or any other Account of any Included Division which has not been resolved, in each case without duplication, to the extent of the amount owed by the borrower to the Account Debtor, the amount of such actual or asserted right of setoff, or the amount to such dispute or claim as the case may be;

            (s) the Account Debtor is solvent and is not the subject of any bankruptcy case or insolvency proceeding of any kind;

            (t) a check, promissory note, draft, trade acceptance or other instrument for the payment of money has been received, presented for payment and returned uncollected for any reason.

      In determining the aggregate amount of Accounts from the same Account Debtor that are unpaid more than 90 days from the date of invoice or more than 60 days from the due date pursuant to clause (b) above, there shall be excluded the amount of any net credit balances relating to Accounts with invoice dates more than 90 days prior to the date of determination or more than 60 days from the due date.

            "DOMESTIC ELIGIBLE FINISHED GOODS": on any date, that part of Eligible Inventory consisting of Finished Goods of the Included Divisions on such date as determined by an analysis of production reports or physical inspection of work-in-process in accordance with the current and historical classification of finished goods excluding prototypes, demonstrators, used cranes and manlifts and rental cranes and manlifts.

            "ELIGIBLE INVENTORY": on any date, the Inventory Value of the Included Divisions and Deutsche Grove (but only (with respect to the Included Divisions) to the extent that such inventory is subject to a first priority perfected Lien in favor of the Administrative Agent for the ratable benefit of the Lenders) less, without duplication, Inventory Reserves.

            Standards of eligibility for inventory may be fixed and revised from time to time solely by the Administrative Agent in the Administrative Agent's Permitted Discretion with ten days prior notice by the Administrative Agent to the Borrower. In general, without limiting the foregoing, Inventory shall in no event be considered as Eligible Inventory without complying with the following requirements:

            (a) such inventory is in good condition, meets all standards imposed by any Governmental Authority having regulatory authority over it, is not repair or replacement parts for machinery and equipment, is not returned, defective or damaged or undergoing quality review, is not seconds or thirds or stale or obsolete or slow moving or unmerchantable, or does not otherwise conform to the representations and warranties contained in the Loan Documents; is not packaging or shipping supplies or materials and is currently usable in the manufacturing process or saleable in the normal course of business of any of the Included Divisions and Deutsche Grove;

            (b) such inventory is not in the possession of or control of any warehouseman, bailee, or any agent or processor for or customer of the Included Divisions, unless such warehouseman, bailee, agent, processor, or customer has subordinated any Lien it may claim therein pursuant to a written subordination agreement reasonably acceptable to Administrative Agent and Deutsche Grove (exclusive of up to $3,000,000 of Inventory in transit among any of the Included Divisions and/or Deutsche Grove);

            (c) such inventory must not be in transit and must be housed or stored in the United States at a location owned or leased by any of the Included Divisions and Deutsche Grove (exclusive of up to $3,000,000 of Inventory in transit among any of the Included Divisions and/or Deutsche Grove);

            (d) if such inventory is housed or stored at a location which is leased, and not owned by any of the Included Divisions and Deutsche Grove, the owner of such leased facility shall have subordinated or waived any Lien it may claim against such inventory, whether contractual or statutory, to the Lien which the Administrative Agent holds against such inventory for the ratable benefit of the Lenders pursuant to a written subordination or waiver agreement acceptable to the Administrative Agent in all respects;

            (e) such inventory must be adequately insured to the reasonable satisfaction of the Administrative Agent pursuant to insurance coverage fulfilling the requirements of Section 6.5 and of the Security Documents; and

            (f) the Administrative Agent has not deemed such inventory ineligible because the Administrative Agent reasonably considers the value thereof to be impaired or its ability to realize such value to be insecure.

            "ELIGIBLE RAW MATERIALS": on any date, that part of Eligible Inventory consisting of Raw Materials of the Included Divisions on such date as shown on the Included Divisions' perpetual inventory records in accordance with their current and historical classification of raw materials excluding return to vendor or defective items, offsite inventory, paints, miscellaneous packaging and supplies, chemicals including but not limited to oil and anti-freeze, decal kits, materials issued for research and development, items under quality review and prototypes.

            "ELIGIBLE SERVICE PARTS": on any date, the Inventory Value of Service Parts of the Included Divisions (subject to the same standards of eligibility as set forth in the definition of "Eligible Inventory" hereunder) on such date as shown on the Included Divisions' perpetual inventory records in accordance with their current and historical classification of service parts.

            "ELIGIBLE WORK-IN-PROCESS": on any date, that part of Eligible Inventory consisting of Work-In-Process of the Included Divisions (subject to the same standards of eligibility as set forth in the definition of "Eligible Inventory" hereunder) on such date that constitutes work-in-process as shown on the Included Divisions' perpetual inventory records or equivalent reporting in accordance with their current and historical classification of work-in-process excluding prototypes.

            "FINISHED GOODS": goods to be sold by the Included Divisions or Deutsche Grove in the normal course of business.

            "FIRST AMENDMENT": the First Amendment, dated as of October 22, 1999, to the Agreement.

            "GROVE US CRANE": a division of Grove U.S. LLC in accordance with the Borrower's current and historical classification

            "GROVE US MANLIFT": a division of Grove U.S. LLC in accordance with the Borrower's current and historical classification.

            "GROVE US SERVICE PARTS": a reporting division of Grove US Crane that provides aftermarket services to Grove US Crane and Grove US Manlift customers.

            "INACTIVE, EXCESS AND OBSOLETE INVENTORY RESERVE": the reserve calculated by the Included Divisions or Deutsche Grove for such Inventory in accordance with their current and historical accounting practices, PROVIDED, that for Grove US Crane the reserve is equal to 100% of the Inventory Value of items that are no longer in use or for which there are excess quantities on hand.

            "INCLUDED DIVISIONS": Grove US Crane, Grove US Manlift, Grove US Service Parts and National Crane.

            "INVENTORY": all Raw Materials, Work-in-Process, and Finished Goods owned by the Included Divisions in the normal course of business.

            "INVENTORY RESERVES": with respect to Inventory of the Included Divisions at any date, the amount equal to the sum of, without duplication, (i) the amount by which the value of the perpetual Inventory or other similar reporting on such date exceeds the value of the Inventory on the general ledger on such date, (ii) any profits or transfer price additions accrued in connection with transfer of such Inventory among the Included Divisions or among the Subsidiaries of the Borrower, (iii) any cumulative gross favorable variance capitalized to Inventory based on inventory turnover (production material, production manufacturing, purchase price variance, or other variance categories) that result when standard costs are greater than actual costs, (iv) the amount of any Inactive, Excess and Obsolete Inventory Reserve, (v) the amount of any reserve maintained for shrinkage and markdowns in accordance with their respective historical accounting practices and (vi) the amount of any accrued actual costs and expenses (such as freight duty and insurance) required to be paid by the Included Divisions in order to take possession at a facility of the company and the Included Divisions of any Inventory which is then in transit and which is included in the Borrowing Base.

            "INVENTORY VALUE": a dollar amount equal to the lesser of (i) the standard cost of Inventory determined on a basis consistent with GAAP and with the Included Divisions' current and historical accounting practice or
      (ii) the market value of such Inventory; PROVIDED, HOWEVER that (a) in the event variances under the standard cost method are capitalized, favorable variances shall be deducted from Eligible Inventory Value and unfavorable variances shall not be added to Eligible Inventory Value, and (b) in the event variances under the standard cost method are expensed, a reserve shall be determined as appropriate in order to adjust the standard cost of Eligible Inventory Value to approximate actual cost.

            "NATIONAL CRANE": National Crane Corporation.

            "PERMITTED DISCRETION": the Administrative Agent's reasonable judgment exercised in good faith and based upon its standard practice.

            "RAW MATERIALS": materials used or consumed in the manufacture of goods to be sold by the Included Divisions in the normal course of business.

            "RESERVE FOR LEASEHOLD OBLIGATIONS": means an amount equal to three times Deutsche Grove's monthly rent expense (as recorded on the Borrower's financial statements for "leasehold inventory expense") for the most recently ended fiscal month for which a Borrowing Base Certificate has been delivered, in respect of all leased warehouse properties where Eligible Inventory is stored.

            "SECOND AMENDMENT": the Second Amendment and Waiver, dated as of October 20, 2000, to this Agreement.

            "SECOND AMENDMENT EFFECTIVE DATE": October 20, 2000.

            "SERVICE PARTS": goods used in the servicing of cranes or manlifts manufactured by an Included Division.

            "WORK-IN-PROCESS": materials currently under manufacture by an Included Division and to be sold in the normal course of business.

            (b) by deleting therefrom the definition of the following defined term and substituting in lieu thereof the following definition:

      "CONSOLIDATED EBITDA": for any period, Consolidated Net Income for such period PLUS, without duplication and to the extent reflected as a charge in the statement of such Consolidated Net Income for such period, the sum of (a) income tax expense and distributions to the direct and indirect members of Holdings in lieu of taxes, (b) Consolidated Interest Expense, non-cash interest expense not included in Consolidated Interest Expense, amortization or writeoff of debt discount and debt issuance costs and commissions, discounts and other fees and charges associated with Indebtedness (including the Loans), (c) depreciation and amortization expense and other non-cash charges, (d) amortization or write-off of intangibles (including goodwill) and organization costs, (e) the aggregate amount of up-front or one-time fees or expenses payable in respect of Interest Rate Protection Agreements during such period (to the extent deducted in determining Consolidated Net Income for such period), PLUS (f) for the periods of four consecutive fiscal quarters of the Company ended June 30, 2001, September 30, 2001 and December 31, 2001 (and for the purposes of Section 7.1(d) only, the periods set forth in Section 7.1(d)), direct and indirect costs of restructuring as reasonably estimated by the Company and reported to the Administrative Agent not to exceed $2,500,000 in an aggregate amount after September 1, 2000, PROVIDED, that such costs are incurred during or prior to the fiscal quarter ended March 31, 2001, PLUS (g) the amount of unrealized foreign exchange losses (net of any gains) (or MINUS the amount of unrealized foreign exchange gains (net of any losses)) MINUS, without duplication and to the extent included in the statement of such Consolidated Net Income for such period, the sum of (a) other non-cash income and (b) gains relating to a Disposition of Property described in Section 7.5(h) not to exceed $4,100,000.";

            (c) by amending the definition of "ASSET SALE" therein by adding after the words "clause (g)" in the parentheses in such definition the words "and (h)";

            (d) by amending the definition of "FOREIGN PLEDGE AGREEMENTS" therein by deleting the references to "65%" therefrom and substituting in lieu thereof the percentage "100%";

            (e) by amending the definition of "CONSOLIDATED FIXED CHARGE COVERAGE RATIO" therein by adding immediately prior to the period at the end of such definition the following:

      (excluding, to the extent reflected therein, the amendment fee required pursuant to the terms of Section 17(a)(ii) of the Second Amendment)

            (f) by amending the definition of "PERMITTED ACQUISITION" therein by deleting the reference to "Amendment Effective Date" therefrom and substituting in lieu thereof the words "Second Amendment Effective Date".

            3. AMENDMENTS TO SECTION 2 OF THE CREDIT AGREEMENT. (a) Subsection
      2.4 of the Credit Agreement is hereby amended (1) by adding immediately prior to the period at the end of the first sentence of paragraph (a) thereof, the following:

      PROVIDED, FURTHER, that, no Lender shall be required to make any Revolving Credit Loan if, after giving effect to the making of such Revolving Credit Loan, the Total Revolving Extensions of Credit at such time would exceed the Borrowing Base at such time.

      and (2) by adding thereto the following paragraph:

            (d) The Borrowers hereby agree that the aggregate amount of the Revolving Extensions of Credit shall not exceed (i) an average of $40,000,000 for at least 14 consecutive days up to and including April 16, 2001 and (ii) $35,000,000 for at least six consecutive days up to and including April 23, 2001.

            (b) Subsection 2.6 of the Credit Agreement is hereby amended (1) by deleting the word "and" at the end of clause (i) of the proviso in paragraph (a) thereof and substituting in lieu thereof a comma and (2) by adding immediately prior to the period at the end of clause (ii) of the proviso in paragraph (a) thereof, the following:

      and (iii) the Borrower shall not request, and the Swing Line Lender shall not make, any Swing Line Loan to the extent that, after giving effect thereto, the Total Revolving Extensions of Credit at such time would exceed the Borrowing Base at such time.

            (c) Subsection 2.9 of the Credit Agreement is hereby amended by adding thereto the following paragraph:

            (c) The Borrowers jointly and severally agree to pay to the Administrative Agent for the account of each Lender, an exit fee equal to 1.25% of the Commitment of such Lender on the Second Amendment Effective Date, and payable on the date on which all Loans shall have been paid in full and the Commitments terminated, PROVIDED, HOWEVER, that no such fee shall be payable if such date occurs on or before September 30, 2001.

            (d) Subsection 2.10 of the Credit Agreement is hereby amended by deleting the reference to "$1,000,000" therefrom and substituting in lieu thereof the amount "$250,000".

            (e) Subsection 2.12 of the Credit Agreement is hereby amended (1) by deleting the reference to "50%" from paragraph (a) thereof the substituting in lieu thereof the percentage "75%", (2) by deleting the word "and" at the end of clause (ii) of paragraph (c) thereof and substituting in lieu thereof a comma, (3) by adding immediately prior to the period at the end of paragraph (c) thereof, the following:

            and (iv) 100% of the Net Cash Proceeds from any Disposition of Property described in Section 7.5(h) shall be applied upon receipt as a prepayment in accordance with Section 2.12(f) without giving effect to any Reinvestment Notice or Reinvestment Event,

      (4) by deleting the reference to the words "PRO RATA" from paragraph (f) thereof, (5) by inserting immediately after the words "Term Loans" in the first sentence of paragraph (f) thereof, the words "in inverse order of maturity," and (6) by inserting immediately at the end of paragraph (f) thereof the following:

            Notwithstanding any other provision of this Credit Agreement, in the event that on or prior to March 31, 2001, an Asset Sale of any assets set forth on Schedule 2.12 hereto (collectively, the "Scheduled Assets")(each such sale collectively referred to herein as a "Scheduled Asset Sale") occurs, (a) the first $6,250,000 of such Net Cash Proceeds of such Scheduled Asset Sale shall be paid to the Administrative Agent to be held in an account (the "Retained Proceeds Account") for the benefit of the Revolving Credit Lenders, to which the Borrowers and their Subsidiaries shall have no right, title and interest, the proceeds of which shall be applied on March 31, 2001, first, to prepay the Revolving Credit Loans to reduce the aggregate outstanding Revolving Extensions of Credit to $60,000,000 and, second, to the extent that any amount remains in such account after reducing the Revolving Extensions of Credit to $60,000,000, to prepay the Term Loans in the inverse order of maturity and (b) the balance of such Net Cash Proceeds of such Scheduled Asset Sale above $6,250,000 shall be applied to prepay the Term Loans in inverse order of maturity on the date of the receipt of such Net Cash Proceeds by the Borrowers or their Subsidiaries.

      ; PROVIDED, that the amendments set forth in clauses (1), (4), (5) and (6) of this paragraph (e) shall only take effect upon the receipt by the Administrative Agent of counterparts of this Amendment duly executed and delivered by the Required Prepayment Lenders; PROVIDED, FURTHER, that the failure to satisfy this condition shall not prejudice the effectiveness of the other provisions of this Amendment, if otherwise effective hereunder.

            (f) Subsection 2.15 of the Credit Agreement is hereby amended by inserting at the end of paragraph (d) immediately before the period therein the following: "and provided further that interest shall be payable in arrears on the last day of each month commencing April 30, 2001 (PROVIDED, HOWEVER, that with respect to Eurodollar Loans, interest payments will be made 30 days after the first day of the applicable Interest Period and on the last day of such Interest Period).

            (g) Section 2 of the Credit Agreement is hereby amended by adding thereto the following subsection:

            2.27 SPECIAL CHASE REVOLVING CREDIT LOANS. (a) Notwithstanding any provision hereof to the contrary, if at any time after the Second Amendment Effective Date, the Borrowers request any Revolving Credit Loan or Letter of Credit after giving effect to which the Total Revolving Extensions of Credit exceed $64,000,000, Chase shall make a Revolving Credit Loan for its own account (a "Special Chase Revolving Credit Loan") in the amount equal to the difference between (a) the Total Revolving Extensions of Credit to be outstanding after such Revolving Credit Loan or Letter of Credit is made or issued and (b) the greater of $64,000,000 and the Total Revolving Extensions of Credit outstanding immediately prior thereto. Such Special Chase Revolving Credit Loan shall be used to fund the requested Revolving Credit Loan to the extent of the amount of such Special Chase Revolving Credit Loan if a Revolving Credit Loan has been requested or shall be used to prepay ratably the other outstanding Revolving Credit Loans (including the other outstanding Revolving Credit Loans of Chase) if a Letter of Credit has been requested.

            (b) So long as no Event of Default has occurred and is continuing, any prepayment of the Revolving Credit Loans shall be applied, first, to any outstanding Special Chase Revolving Credit Loan (except that any prepayment upon a Scheduled Asset Sale or with proceeds therefrom (including with any proceeds held in the Retained Proceeds Account) shall be applied ratably to the Special Chase Revolving Credit Loans and to that portion of other Revolving Credit Loans which is equal to the difference between the Total Revolving Extensions of Credit (less the Special Chase Revolving Credit Loans outstanding at such time) and $60,000,000), and any reduction in the aggregate outstanding L/C Obligations when any Special Chase Revolving Credit Loan is outstanding shall be accompanied by a borrowing of Revolving Credit Loans in an amount equal to the lesser of (x) such reduction in the aggregate outstanding L/C Obligations and (y) the outstanding Special Chase Revolving Credit Loans, with such Revolving Credit Loans to be applied to prepay the Special Chase Revolving Credit Loans.

            (c) No Special Chase Revolving Credit Loans shall be made after March 31, 2001 or, if earlier, any date on which the Revolving Credit Commitments are reduced to $64,000,000 or less. After the Second Amendment Effective Date, no Swing Line Loans shall be made if the effect thereof would be to increase the Total Revolving Extensions of Credit to an amount in excess of $64,000,000. The provisions of this Section 2.27 shall not become effective (and after the Second Amendment Effective Date, no Revolving Credit Loans or Letters of Credit shall be made or issued which would increase the Total Revolving Extensions of Credit to an amount in excess of $64,000,000) until Chase has notified the Borrowers and the Lenders of the effectiveness of this Section.

      ;PROVIDED, that, the amendments set forth in this Section 4(g) shall only take effect upon the receipt by the Administrative Agent of counterparts of this Amendment duly executed and delivered by the Required Prepayment Lenders; PROVIDED, FURTHER, that the failure to satisfy this condition shall not prejudice the effectiveness of the other provisions of this Amendment, if otherwise effective hereunder.

            4. AMENDMENT TO SECTION 3 OF THE CREDIT AGREEMENT. Subsection 3.1 of the Credit Agreement is hereby amended (1) by deleting the word "or" at the end of clause (i) of the proviso in the first sentence of paragraph
      (a) thereof and substituting in lieu thereof a comma and (2) by adding immediately prior to the period at the end of clause (ii) of the proviso in the first sentence of paragraph (a) thereof, the following:

      and (iii) the Total Revolving Extensions of Credit at such time would exceed the Borrowing Base at such time.

            5. AMENDMENT TO SECTION 4 OF THE CREDIT AGREEMENT. Subsection 4.16 of the Credit Agreement is hereby amended by deleting the proviso at the end of clause (c) thereof in its entirety.

            6. AMENDMENT TO SECTION 5 OF THE CREDIT AGREEMENT. Subsection 5.2 of the Credit Agreement is hereby amended, by adding thereto the following subsection:

            (c) BORROWING BASE. After giving effect to the Revolving Extensions of Credit requested to be made on any such date and the use of proceeds thereof, the aggregate amount of the outstanding Revolving Extensions of Credit at such time shall not exceed the Borrowing Base at such time.

            7. AMENDMENTS TO SECTION 6 OF THE CREDIT AGREEMENT. (a) Subsection
      6.1 of the Credit Agreement is hereby amended by deleting the reference to "50 days" from paragraph (c) thereof and substituting in lieu thereof the words "30 days".

            (b) Subsection 6.2 of the Credit Agreement is hereby amended (1) by adding immediately prior to the semi-colon at the end of paragraph (b) thereof, the following:

      , PROVIDED, that, in addition to the delivery of the foregoing, a Compliance Certificate for the fiscal quarter ended March 31, 2001 and containing the most current financial information available at that time for such period, shall be furnished to the Administrative Agent and each Lender (through the Administrative Agent) no later than April 20, 2001

(2) by deleting the word "and" at the end of paragraph (f) thereof, (3) by inserting immediately after paragraph (f) thereof the following new paragraphs
(g) and (h):

            (g) weekly, the cash flow projections of the Company for each of the following 13 weeks;

            (h) on or before February 28, 2001, a three-year business plan that includes, among other things, the Company's analysis of strategic alternatives and plans for recapitalization, refinancing and repayment of its outstanding Indebtedness; and

and (4) by relettering the existing paragraph (g) thereof as paragraph (i).

            (c) Subsection 6.10 of the Credit Agreement is hereby amended by deleting the reference to "65%" in paragraph (c) thereof and substituting in lieu thereof the percentage "100%";

            (d) Section 6 of the Credit Agreement is hereby amended by adding thereto the following subsection:

            6.12 BORROWING BASE CERTIFICATE; COLLATERAL REVIEW RIGHTS; ADDITIONAL RESERVES. (a) Furnish to the Administrative Agent, as soon as available and in any event within twenty (20) days after the end of each fiscal month beginning with the month ending September 30, 2000 (or within twenty five (25) days after the end of each fiscal month occurring on or prior to November 30, 2000), (i) a Borrowing Base Certificate, signed by a Responsible Officer of the Company and showing the Borrowing Base as of the close of business on the last day of such fiscal month, and (ii) if requested by the Administrative Agent at any other time when the Administrative Agent reasonably believes that the then existing Borrowing Base Certificate is materially inaccurate, as soon as reasonably available but it in no event later than five (5) Business Days after such request, a Borrowing Base Certificate showing the Borrowing Base as of the date so requested, in each case with supporting documentation (including, without limitation, the documentation described on Schedule 1 to Exhibit M), and (iii) such other supporting documentation and additional reports with respect to the Borrowing Base as the Administrative Agent shall reasonably request.

                  (b) At any time upon the request of the Administrative Agent or the Required Lenders through the Administrative Agent, permit the Administrative Agent or professionals (including consultants, accountants and appraisers) retained by the Administrative Agent or its professionals to conduct evaluations and appraisals of (i) the Company's practices in the computation of the Borrowing Base and
            (ii) the assets included in the Borrowing Base, and pay the reasonable fees (including reasonable and customary internally allocated fees of employees of the Administrative Agent) and expenses of any such representatives retained by the Administrative Agent to conduct any such evaluation or appraisal (including, without limitation, the reasonable and customary fees and expenses associated with the Administrative Agent's Collateral Agent Services Group). In connection with any collateral monitoring or review and appraisal relating to the computation of the Borrowing Base, the Company shall make such adjustments to the Borrowing Base as the Administrative Agent shall require based upon the terms of this Agreement and results of such collateral monitoring, review or appraisal.

                  (c) In the event that historical accounting practices, systems or reserves relating to the components of the Borrowing Base are modified in a manner that is adverse to the Lenders in any material respect, the Company will agree to maintain such additional reserves (for purposes of computing the Borrowing Base) in respect to the components of the Borrowing Base and make such other adjustments to its parameters for including the components of the Borrowing Base as the Administrative Agent shall require based upon such modifications.

            8. AMENDMENT TO SECTION 7 OF THE CREDIT AGREEMENT. (a) Subsection
      7.1 of the Credit Agreement is hereby amended by deleting the table in paragraph (a) thereof and substituting in lieu thereof the following table:

            Period                              Senior Leverage Ratio
            ------                              ---------------------
            Closing Date to 12/31/1999              0.50 to 1.0
            3/31/2000 to 6/30/2000                  0.45 to 1.0
            9/30/2000 to 12/31/2001                 0.65 to 1.0
            3/31/2002 to 12/31/2002                 0.50 to 1.0
            3/31/2003 to 12/31/2003                 0.40 to 1.0
            3/31/2004 and thereafter                0.35 to 1.0

            (b) Subsection 7.1 of the Credit Agreement is hereby further amended, by adding thereto the following paragraphs:

            (d) MINIMUM ADJUSTED CONSOLIDATED EBITDA. Permit the Consolidated EBITDA of the Company for the periods set forth below as at the last day of each such period to be less than the amount set forth below opposite such period:

                  Period                                  Amount
                  ------                                  ------
                  6/30/2000 to 9/30/2000              $(33,000,000)
                  6/30/2000 to 12/31/2000             $(29,000,000)
                  6/30/2000 to 3/31/2001              $(11,500,000)
                  6/30/2000 to 6/30/2001                $9,000,000
                  6/30/2000 to 9/30/2001               $25,000,000
                  6/30/2000 to 12/31/2001              $29,000,000

            , PROVIDED, HOWEVER, the Borrowers and their respective Subsidiaries shall not permit the Consolidated EBITDA of the Company for the period commencing September 30, 2000 and ending March 31, 2001 to be less than $20,000,000 as at the last day of such period and; PROVIDED, FURTHER, that in calculating consolidated EBITDA for purposes of the preceding proviso, the reserves and charges referred to in clauses (i) through (iv) of Section 15 of the Second Amendment shall be added back to Consolidated EBITDA to the extent incurred by the Borrowers or their respective Subsidiaries during the period commencing September 30, 2000 and ending March 31, 2001.

            (e) LIMIT ON CAPITAL EXPENDITURES. Permit Capital Expenditures for the four consecutive fiscal quarters of the Company ended September 30, 2001 to exceed $14,000,000.

            (c) Subsection 7.4 of the Credit Agreement is hereby amended (1) by deleting the word "and" at the end of paragraph (e) thereof and (2) by adding immediately prior to the period at the end of paragraph (f) thereof, the following language:

      and (g) any Disposition of Property permitted pursuant to the terms of
      Section 7.5(h)

            (d) Subsection 7.5 of the Credit Agreement is hereby amended by adding immediately prior to the word "and" at the end of paragraph (g) thereof, the following language:

            (h) any Disposition (other than to the Company or its Subsidiaries) of Property constituting the sale of the Scheduled Assets of the Borrowers substantially consistent with that previously disclosed to the Administrative Agent, so long as it occurs prior to March 31, 2001;

            (e) Subsection 7.8 of the Credit Agreement is hereby amended (1) by deleting the reference to "$20,000,000" from paragraph (k) thereof and substituting in lieu thereof the amount "$10,000,000", (2) by deleting the word "and" at the end of paragraph (n) thereof and (3) by adding immediately prior to the period at the end of paragraph (o) thereof, the following language:

      and (p) the Company may purchase all of the capital stock of Grove France SAS from Grove Holdings France SAS for fair-market value (as determined by the management committee of the Company), so long as such purchase occurs prior to March 31, 2001

            (f) Subsection 7.9 of the Credit Agreement is hereby amended by adding immediately prior to the comma at the end of paragraph (a) thereof, the following language:

      (provided that Grove Holdings France SAS and its Subsidiaries may repay intercompany loans made by the Company (or any of its Domestic Subsidiaries) to Grove Holdings France SAS and/or any of its Subsidiaries in connection with the sale of Grove Holdings France SAS, so long as such repayment occurs prior to March 31, 2001)

            (g) Section 7 of the Credit Agreement is hereby amended by adding thereto the following subsection:

            7.18 LIMITATIONS ON DEPOSITS OF CASH BALANCES. Maintain Cash Equivalents or bank deposits other than with a Lender, except for
            (i) Cash Equivalents or bank deposits of the Borrower and its Domestic Subsidiaries up to an aggregate amount of $3,000,000 and
            (ii) Cash Equivalents or bank deposits of Foreign Subsidiaries.

            9. AMENDMENT TO SECTION 8 OF THE CREDIT AGREEMENT. Section 8 of the Credit Agreement is hereby amended (1) by inserting the number "(i)" immediately prior to the text at the beginning of paragraph (c) thereof and (2) by inserting immediately prior to the semi-colon at the end of paragraph (c) thereof, the following language:

      or (ii) the Borrower shall fail to deliver a Borrowing Base Certificate pursuant to Section 6.12(a) within 10 days after such Borrowing Base Certificate was due pursuant to such Section 6.12(a)

            10. AMENDMENT TO ANNEX A OF THE CREDIT AGREEMENT. Annex A of the Credit Agreement is hereby amended by deleting the Pricing Grid therein and substituting in lieu thereof the Pricing Grid attached hereto as Annex A.

            11. AMENDMENT TO SCHEDULE 1.1A TO THE CREDIT AGREEMENT. Schedule 1.1A to the Credit Agreement is hereby amended by deleting the Revolving Credit Commitments therein and substituting in lieu thereof the Revolving Credit Commitments attached hereto as Annex B.

            12. ADDITION OF SCHEDULE 2.12 TO THE CREDIT AGREEMENT. A new
      Schedule 2.12 to the Credit Agreement in the form of Annex C hereto shall be added to the Credit Agreement.

            13. WAIVER OF SECTION 7.1(b) OF THE CREDIT AGREEMENT. The Administrative Agent and the Lenders hereby agree to waive, for a period commencing as of September 30, 2000 and continuing up to and including December 31, 2001, the Company's compliance with the requirements of the Consolidated Fixed Charge Coverage Ratio of Section 7.1(b) of the Credit Agreement and any breach resulting from any failure to comply with such requirements.

            14. NOTICE OF REDUCTION IN REVOLVING CREDIT COMMITMENTS. The Borrowers hereby give notice pursuant to the terms of Section 2.10 of the Credit Agreement (i) of a reduction in the amount of the Revolving Credit Commitments from $125,000,000 to $66,250,000 (it being understood that the Revolving Credit Commitments after giving effect to such reduction shall be as set forth in Annex B to this Amendment), such notice to take effect on the Second Amendment Effective Date, (ii) of a reduction in the amount of the Revolving Credit Commitments from $66,250,000 to $60,000,000, such notice to take effect on March 31, 2001.

            15. CALCULATION OF EBITDA. The Administrative Agent and the Lenders hereby acknowledge and consent that the Company has established or taken or may establish or take reserves or charges that will affect Consolidated Net Income for the fiscal quarters of the Company ended September 30, 2000, December 31, 2000 and March 31, 2001, for the following items: (i) writedown of inventory not to exceed $23,000,000, (ii) severance charges not to exceed $10,000,000, (iii) pension expense not to exceed $5,000,000 and (iv) writedown of Accounts not to exceed $5,500,000, PROVIDED, that, to the extent that reserves surrounding inventory or Accounts exceed the actual losses realized with respect thereto, any gains from such over-reserved position shall not be utilized by the Company in its calculation of Consolidated EBITDA for the purposes of Section 7 of the Credit Agreement.

            16. LIMITATION ON TRANSACTIONS WITH AFFILIATES. The Borrowers hereby jointly and severally agree that each of the Company and Grove Capital shall not, and shall not permit any of its respective Subsidiaries to, directly or indirectly, make any payment to any Affiliate of any thereof (other than the Company) for any management, advisory or similar services. This provision does not prohibit any intercompany payment for any management, advisory or similar services nor any equity compensation to members of the Company's management committee.

            17. CONDITIONS TO EFFECTIVENESS. This Amendment shall become effective on the Second Amendment Effective Date upon satisfaction of each of the following conditions:

      (a)  the Administrative Agent shall have received:

            (i) counterparts of this Amendment duly executed and delivered by the Borrowers and the Required Lenders together with a Consent to this Amendment duly executed and delivered by the Loan Parties;

            (ii) an amendment fee for the account of each Lender executing this Amendment and delivering its executed signature page to the Administrative Agent prior to 5:00 p.m., New York City Time, on October 24, 2000 in the amount equal to 0.5% of the sum of such Lender's aggregate outstanding extensions of credit and its unutilized Commitments (as reduced in accordance with the terms of this Amendment) as of such date; PROVIDED, HOWEVER, that in the event that holders of at least 75% of the sum of (i) the aggregate unpaid principal amount of the Term Loans and (ii) the Total Revolving Credit Commitments shall have executed and delivered this Amendment by such time, then such fee shall be payable to each Lender.

            (iii) certificates representing 100% of the shares of Capital Stock of each First-Tier Foreign Subsidiary (to the extent not previously provided), together with an undated stock power for such certificate executed in blank by a duly authorized officer of the pledgor thereof; and

            (iv) a Borrowing Base Certificate signed by a Responsible Officer of the Company and showing the Borrowing Base as of the close of business on July 1, 2000;

      (b) the Borrowers shall have executed and delivered to the Administrative Agent such amendments to the Guarantee and Collateral Agreement as the Administrative Agent deems necessary or advisable in order to grant to the Administrative Agent for the benefit of the Lenders a perfected first priority security interest in 100% of the Capital Stock of each First-Tier Foreign Subsidiary as provided for by the terms of this Amendment; and

      (c) the Company shall have entered into agreement in form and substance mutually satisfactory to the Administrative Agent and the Company relating to the retention of Policano & Manzo as ongoing financial advisor for the Lenders.

      The Administrative Agent shall give prompt notice to the Borrowers of the satisfaction of the conditions set forth in paragraphs (a) through (c) above.

            18. REPRESENTATION AND WARRANTIES. To induce the Agents and the Lenders parties hereto to enter into this Amendment, each Borrower hereby represents and warrants to the Agents and all of the Lenders as of the Second Amendment Effective Date that: (i) the unaudited consolidated balance sheet of the Company and its consolidated Subsidiaries as at June 30, 2000 and the related unaudited consolidated statements of income and of cash flows for the nine-month period ended on such date, certified by a Responsible Officer, copies of which have heretofore been furnished to each Lender, are complete and correct and present fairly the consolidated financial condition of the Company and its consolidated Subsidiaries as at such date, and the consolidated results of their operations and their consolidated cash flows for the nine-month period then ended (subject to normal year-end audit adjustments) and (ii) none of the Borrowers, nor any of their Subsidiaries are currently making any payment to any Affiliate of any thereof (other than the Company) for any management, advisory or similar services, except for intercompany payments for such services and equity compensation to members of the Company's management committee.

            19. GENERAL. (a) PAYMENT OF EXPENSES. The Borrowers jointly and severally agree to pay or reimburse the Administrative Agent for all of its out-of-pocket costs and reasonable expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of (x) counsel to the Administrative Agent and (y) counsel to the Lenders.

            (b) NO OTHER AMENDMENTS; CONFIRMATION. Except as expressly amended, modified and supplemented hereby, the provisions of the Credit Agreement and the Notes are and shall remain in full force and effect.

            (c) GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

            (d) COUNTERPARTS. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Amendment signed by all the parties shall be lodged with each Borrower and the Administrative Agent.

            (e) SUCCESSORS. The execution and delivery of this Amendment by any Lender shall be binding upon each of its successors and assigns (including Transferees of its commitments and Loans in whole or in part prior to effectiveness hereof) and binding in respect of all of its Revolving Credit Commitment and Loans.

            [This page has been intentionally left blank.]

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                                    GROVE WORLDWIDE LLC


                                    By:   /s/ Stephen L. Cripe
                                        ----------------------------------
                                        Name:   Stephen L. Cripe
                                        Title:  Senior Vice President and
                                                Chief Financial Officer


                                    GROVE CAPITAL, INC.


                                    By:   /s/ Stephen L. Cripe
                                        ----------------------------------
                                        Name:   Stephen L. Cripe
                                        Title:  Vice President and
                                                Chief Financial Officer


                                    THE CHASE MANHATTAN BANK,
                                    as Administrative Agent, Swing Line Lender,
                                    Issuing Lender and a Lender


                                    By:   /s/ B. B. Wuthrich
                                        ----------------------------------
                                        Name:   B. B. Wuthrich
                                        Title:  Vice President


                                    ARCHIMEDES FUNDING, L.L.C.


                                    By: /s/ Kurt Wegleitner
                                        ----------------------------------
                                        Name:   Kurt Wegleitner
                                        Title:  Senior Vice President


                                    BALANCED HIGH-YIELD FUND I LTD.
                                    BY: BHF (USA) CAPITAL CORPORATION,
                                    acting as Attorney-in-Fact

                                    By:   /s/ Dana L. Mcdougall
                                        ----------------------------------
                                        Name:   Dana L. McDougall
                                        Title:  Vice President

                                    By:   /s/ Aurelio Almonte
                                        ----------------------------------
                                        Name:   Aurelio Almonte
                                        Title:  Associate

                                    BHF (USA) CAPITAL CORPORATION


                                    By:   /s/ Dana L. Mcdougall
                                        ----------------------------------
                                        Name:   Dana L. McDougall
                                        Title:  Vice President

                                    By:   /s/ Aurelio Almonte
                                        ----------------------------------
                                        Name:   Aurelio Almonte
                                        Title:  Associate


                                    CERES FINANCE, LTD.
                                    By: INVESCO Senior Secured Management, Inc.,
                                    as Sub-Managing Agent

                                    By:   /s/ Anne M. Mccarthy
                                        ----------------------------------
                                        Name:   Anne M. McCarthy
                                        Title:  Authorized Signatory


                                    COMERICA BANK


                                    By:
                                        ----------------------------------
                                        Name:
                                        Title


                                    CONTINENTAL ASSURANCE COMPANY


                                    By:   /s/ Mark L. Gold
                                        ----------------------------------
                                        Name:   Mark L. Gold
                                        Title:  Managing Director

                                    By:   /s/ Jonathan Insull
                                        ----------------------------------
                                        Name:   Jonathan Insull
                                        Title:  Senior Vice President


                                    CREDIT LYONNAIS NEW YORK BRANCH


                                    By:   /s/ Michael W. Lord
                                        ----------------------------------
                                        Name:   Michael W. Lord
                                        Title:  Vice President

                                    CYPRESSTREE INVESTMENT FUND, LLC
                                    BY:  CYPRESSTREE INVESTMENT
                                    MANAGEMENT COMPANY, INC., its Managing
                                    Member


                                    By:   /s/ Philip C. Robbins
                                        ----------------------------------
                                        Name:   Philip C. Robbins
                                        Title:  Principal


                                    CYPRESSTREE INVESTMENT PARTNERS II
                                    BY:  CYPRESSTREE INVESTMENT
                                    MANAGEMENT COMPANY, INC., its Managing
                                    Member


                                    By:   /s/ Philip C. Robbins
                                        ----------------------------------
                                        Name:   Philip C. Robbins
                                        Title:  Principal


                                    ELC (CAYMAN) LTD.


                                    By:   /s/ Amos N. Beason
                                        ----------------------------------
                                        Name:   Amos N. Beason
                                        Title:  Director


                                    FLEET NATIONAL BANK,
                                    Formerly known as BankBoston, N.A.


                                    By:
                                        ----------------------------------
                                        Name:
                                        Title


                                    FLEET BUSINESS CREDIT CORPORATION


                                    By:
                                        ----------------------------------
                                        Name:
                                        Title

                                    FREMONT INVESTMENT & LOAN


                                    By:   /s/ Stephen C. Bierman
                                        ----------------------------------
                                        Name:   Stephen C. Bierman
                                        Title:  Senior Vice President


                                    GENERAL ELECTRIC CAPITAL
                                    CORPORATION


                                    By:   /s/ Robert Mcmahon
                                        ----------------------------------
                                        Name:   Robert McMahon
                                        Title:  Senior Risk Manager


                                    HIGHLAND CRUSADER OFFSHORE
                                    PARTNERS L.P.

                                    By:   /s/ James Dondero
                                        ----------------------------------
                                        Name:   James Dondero
                                        Title:  President


                                    KZH CRESCENT LLC


                                    By:   /s/ Kimberly Rowe
                                        ----------------------------------
                                        Name:   Kimberly Rowe
                                        Title:  Authorized Agent


                                    KZH CRESCENT 2 LLC


                                    By:   /s/ Kimberly Rowe
                                        ----------------------------------
                                        Name:   Kimberly Rowe
                                        Title:  Authorized Agent


                                    KZH CRESCENT 3 LLC


                                    By:   /s/ Kimberly Rowe
                                        ----------------------------------
                                        Name:   Kimberly Rowe
                                        Title:  Authorized Agent

                                    KZH CYPRESS TREE-1 LLC


                                    By:   /s/ Kimberly Rowe
                                        ----------------------------------
                                        Name:   Kimberly Rowe
                                        Title:  Authorized Agent


                                    KZH PAMCO LLC


                                    By:   /s/ Susan Lee
                                        ----------------------------------
                                        Name:   Susan Lee
                                        Title:  Authorized Agent


                                    PAMCO CAYMAN LTD.
                                    BY: HIGHLAND CAPITAL MANAGEMENT
                                    LTD., as Collateral Manager


                                    By:   /s/ James Dondero
                                        ----------------------------------
                                        Name:   James Dondero, CFA, CPA
                                        Title:  President, Highland Capital
                                                Management L.P.


                                    PAM CAPITAL FUNDING LP
                                    BY: HIGHLAND CAPITAL MANAGEMENT
                                    LTD., as Collateral Manager


                                    By:   /s/ James Dondero
                                        ----------------------------------
                                        Name:   James Dondero, CFA, CPA
                                        Title:  President, Highland Capital
                                                Management L.P.


                                    KZH RIVERSIDE LLC


                                    By:   /s/ Kimberly Rowe
                                        ----------------------------------
                                        Name:   Kimberly Rowe
                                        Title:  Authorized Agent

                                 LONG DRIVE MANAGEMENT TRUST/TRI-
                                 LINKS INVESTMENT TRUST, not in its
                                 individual capacity but solely as Owner Trustee


                                 By:   /s/ David A. Vanaskey, Jr.
                                     ----------------------------------
                                     Name:   David A. Vanaskey, Jr.
                                     Title:  Vice President


                                 MASSACHUSETTS MUTUAL LIFE
                                 INSURANCE


                                 By:   /s/ Lisa J. Yoerg
                                     ----------------------------------
                                     Name:   Lisa J. Yoerg
                                     Title:  Managing Director


                                 MERRILL LYNCH, PIERCE, FENNER &
                                 SMITH, INC


                                 By:   /s/ Graham Goldsmith
                                     ----------------------------------
                                     Name:   Graham Goldsmith
                                     Title:  Director


                                 ML CBO IV (Cayman Ltd)


                                 By:   /s/ James Dondero,
                                     ----------------------------------
                                     Name:   James Dondero, CFA, CPA
                                     Title:  President, Highland Capital
                                             Management L.P.


                                 OAK HILL SECURITIES FUND, L.P.

                                 By: Oak Hill Securities GenPar, L.P.
                                     its General Partner

                                 By: Oak Hill Securities MGP, Inc.
                                     its General Partner

                                 By:   /s/ Scott D. Krase
                                     ----------------------------------
                                     Name:   Scott D. Krase
                                     Title:  Vice President

                                 SEQUILS I, LTD.

                                 By:   /s/ Mark L. Gold
                                     ----------------------------------
                                     Name:   Mark L. Gold
                                     Title:  Managing Director

                                 By:   /s/ Jonathan Insull
                                     ----------------------------------
                                     Name:   Jonathan Insull
                                     Title:  Senior Vice President


                                 SOCIETE GENERALE, SOUTHWEST
                                 AGENCY


                                 By:
                                     ----------------------------------
                                     Name:
                                     Title:


                                 SOMERS CDO, LIMITED

                                 By:   /s/ Lisa J. Yoerg
                                     ----------------------------------
                                     Name:   Lisa J. Yoerg
                                     Title:  Managing Director


                                 U.S. BANK NATIONAL ASSOCIATION


                                 By:
                                     ----------------------------------
                                     Name:
                                     Title:


                                 WELLS FARGO BANK, N.A.


                                 By:   /s/ Dana D. Cagle
                                     ----------------------------------
                                     Name:   Dana D. Cagle
                                     Title:  Vice President

            Each of the undersigned hereby consents to the foregoing Amendment and hereby confirms, reaffirms and restates that its obligations under or in respect of the Credit Agreement and the documents related thereto to which it is party are and shall remain in full force and effect after giving effect to the foregoing Amendment and agrees and confirms, in the case of National Crane Corporation, that it is a party to the Guarantee and Collateral Agreement as a Grantor thereunder:

                                    GROVE HOLDINGS LLC


                                    By:   /s/ Stephen L. Cripe
                                        ----------------------------------
                                        Name:   Stephen L. Cripe
                                        Title:  Vice President and
                                                Chief Financial Officer


                                    GROVE WORLDWIDE LLC


                                    By:   /s/ Stephen L. Cripe
                                        ----------------------------------
                                        Name:   Stephen L. Cripe
                                        Title:  Senior Vice President and
                                                Chief Financial Officer


                                    GROVE CAPITAL, INC.


                                    By:   /s/ Stephen L. Cripe
                                        ----------------------------------
                                        Name:   Stephen L. Cripe
                                        Title:  Vice President and
                                                Chief Financial Officer


                                    GROVE U.S. LLC


                                    By:   /s/ Stephen L. Cripe
                                        ----------------------------------
                                        Name:   Stephen L. Cripe
                                        Title:  Senior Vice President and
                                                Chief Financial Officer


                                    CRANE ACQUISITION CORPORATION


                                    By:   /s/ Stephen L. Cripe
                                        ----------------------------------
                                        Name:   Stephen L. Cripe
                                        Title:  Vice President and
                                                Chief Financial Officer

                               CRANE HOLDING INC.


                               By:   /s/ Keith R. Simmons
                                   -----------------------------------
                                   Name:   Keith R. Simmons
                                   Title:  Senior Vice President and Secretary


                               GROVE FINANCE LLC


                               By:   /s/ Stephen L. Cripe
                                   ------------------------------------
                                   Name:   Stephen L. Cripe
                                   Title:  Vice President and
                                           Chief Financial Officer


                               NATIONAL CRANE CORPORATION


                               By:   /s/ Keith R. Simmons
                                   ------------------------------------
                                   Name:   Keith R. Simmons
                                   Title:  Vice President and Secretary